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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               DECEMBER 22, 1995


                               CODA ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


State of Delaware                0-10955                     75-1842480
 (State or Other          (Commission File Number)          (IRS Employer
 Jurisdiction of                                          Identification No.)
  Incorporation)

                              5735 Pineland Drive
                                   Suite 300
                              Dallas, Texas  75231
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (214) 692-1800

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Item 5.  Other Events
         ------------

  Coda Energy, Inc. (the "Company") announced today that its Board of Directors, acting upon the recommendation of the Special Committee of the Board, has approved an amendment to the Company's Agreement and Plan of Merger with Joint Energy Development Investments Limited Partnership ("JEDI") and Coda Acquisition, Inc. ("CAI") relating to Coda's pending merger transaction with CAI, a subsidiary of JEDI. The amendment provides that the condition to the merger agreement requiring the sale of Coda's natural gas gathering and processing subsidiary, Taurus Energy Corp. ("Taurus"), is removed from the agreement and is no longer a condition to consummation of the merger. While Coda has held serious discussions with certain prospective buyers for Taurus for several months, the parties do not believe that Coda can achieve a timely sale of Taurus on acceptable terms. In exchange for removal of this condition, the Board has agreed to a reduction in the per share merger price from $8.00 per share to $7.75 per share. The action of the Board and the amendment to the Merger Agreement are subject to (i) negotiation and execution of amendments to certain other agreements relating to the Merger and (ii) confirmation from the independent financial advisor to the Special Committee that the revised merger price is fair to Coda's stockholders.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

The following documents are attached hereto as exhibits:

2.1  Amendment to Agreement and Plan of Merger.

99.1 Coda Energy, Inc. Press Release dated December 22, 1995.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 26, 1995                CODA ENERGY, INC.


                                        By:    /s/ Joe Callaway
                                           -----------------------------
                                           Joe Callaway, Vice President
                                           and General Counsel

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                                 EXHIBIT INDEX


                                                            Sequential
Exhibit No.              Description of Exhibit              Page No.
-----------              ----------------------             ----------

     2.1       Amendment to Agreement and Plan of Merger.        4

    99.1       Coda Energy, Inc. Press Release dated             9
               December 22, 1995.

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